Subsequent Event	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Event

NOTE 6 – SUBSEQUENT EVENT:

On April 9, 2021 the Company entered into a purchase agreement of (a) 5,150,265 of its ordinary shares to certain investors at a price of $1.90 per ordinary share and (b) pre-funded warrants to purchase 8,050,000 ordinary shares at price of $1.89 per pre-funded warrant with an exercise price of each pre-funded warrant equal to $0.01 per share. In addition, the underwriters exercised an option and purchased 1,751,525 additional ordinary shares. Net proceeds from the issuance and sale of 6,901,790 ordinary shares and 8,050,000 pre-funded warrants was approximately $26.4 million, after deducting the underwriting discounts and commissions and the estimated offering expenses.